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EXHIBIT (10)

                               FIRST AMENDMENT TO
            SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT (this "AMENDMENT"), dated as of October 1, 1999, is between The DeWolfe Company, Inc., DeWolfe Relocation Services, Inc., Referral Associates of New England, Inc., The DeWolfe Insurance Agency, Inc., Hillshire House, Inc., and Real Estate Referral, Inc. (collectively, the "EXISTING BORROWERS"), J.W. Riker Northern RI, Inc., Mark Stimson Associates, and Paul G. Jevne, Inc. (collectively with the Existing Borrowers, the "BORROWERS"), The DeWolfe Companies, Inc., (the "GUARANTOR" and, together with the Borrowers, the "CREDIT PARTIES"), and BankBoston, N.A. (the "BANK").
W I T N E S S E T H:
         WHEREAS, the Existing Borrowers, Dollar Dry Dock Real Estate, Inc., The Heritage Group, Inc., the Guarantor and the Bank are parties to that certain Second Amended and Restated Credit and Security Agreement dated as of May 8, 1998 (as amended, the "CREDIT AGREEMENT"); and
         WHEREAS, capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement; and
         WHEREAS, Dollar Dry Dock Real Estate, Inc. and The Heritage Group, Inc. have been merged into Hillshire House, Inc. and no longer exist as separate entities; and
         WHEREAS, the Credit Parties have requested that the Bank amend the Credit Agreement as hereinafter provided; and
         WHEREAS, the Bank has agreed, subject to the terms and conditions of this Amendment, to amend the Credit Agreement as hereinafter provided;
         NOW, THEREFORE, for valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:
         1. The parties hereto hereby agree that J.W. Riker Northern RI, Inc., Mark Stimson Associates, and Paul G. Jevne, Inc. (collectively, the "NEW BORROWERS") shall be added to the Credit Agreement as joint and several borrowers. The New Borrowers hereby agree to be bound by all of the terms and conditions of the Credit Agreement, the Notes and the Loans. All references to the terms "Borrower", "Borrowers", "Credit Party" and "Credit Parties" in the Credit Agreement and the Notes shall be deemed to include each of the New Borrowers.
     2. As security for the payment and performance of all Obligations of the Credit Parties to the Bank, each of the New Borrowers hereby grants to the Bank a continuing security interest in and lien on all personal property of the New Borrowers of every kind and description, tangible or intangible, whether now or hereafter existing, whether now owned or hereafter acquired, and wherever located, including but not limited to the following: all inventory of the New Borrowers; all furniture, and similar property of the New Borrowers; all Accounts of the New Borrowers; all contract rights of the New Borrowers; all other rights of the New Borrowers, including, without limitation, amounts due from Affiliates, tax refunds, and insurance proceeds; all files, records (including, without limitation, computer programs, tapes and related electronic data processing software) and writings of the New Borrowers or in which any of the New Borrowers has an interest in any way relating to the foregoing property; all goods, instruments, documents of title, policies and certificates of insurance, securities, chattel paper, deposits, cash or other property owned by the New Borrowers or in which any of the New Borrowers has an interest (excluding Escrowed Funds other than Pledged Escrow Proceeds) which are now or may hereafter be in the possession of the Bank or as to which the Bank may now or hereafter control possession by documents of title or otherwise; all general intangibles of the New Borrowers (including, without limitation, all patents, trademarks, trade names, service marks, copyrights and applications for any of the foregoing; all rights to use patents, trademarks, trade names, service marks, and copyrights of any person; and any rights of the New Borrowers to retrieval from third parties of electronically processed and recorded information pertaining to any of the types of Collateral); any other property, real or personal, tangible or intangible, in which any of the New Borrowers now has or hereafter acquires a interest or which is now or may hereafter be in the possession of the Bank; any sums at any time credited by or due from the Bank to the New Borrowers, including deposits; and all proceeds and products of all of the foregoing.

     3. Effective as of the date hereof, the Credit Agreement shall be amended as follows:
        (a)   Section 1.1 of the Credit Agreement is hereby amended as follows:
              (i) inserting the following new definitions in the order required by alphabetical order:

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                       (1)  "APPLICABLE  MARGIN.  With respect to Acquisition
Facility Loan for any Payment Period (as defined below), the respective rates indicated below set forth opposite the applicable Leverage Ratio indicated below for such Payment Period (or as provided in the final paragraph of this definition, for part of a Payment Period):

                                                          Applicable Margin
               Leverage Ratio                             (% per annum)
               --------------                             -------------
               Greater than or equal to 2.00:1.00         2.00%
               Greater than or equal to 1.25:1.00 and     1.50%
               less than 2.00:1.00
               Less than 1.25:1.00                         1.25%


         For purposes hereof, a "PAYMENT PERIOD" means the period commencing on the first day of each fiscal quarter of the Credit Parties through but not including the fifth Business Day following the earlier of the due date of the report of chief financial officer for such fiscal quarter as required to be delivered by the Credit Parties to the Bank pursuant to Subsection 5.1(c) concurrently with the delivery by the Credit Parties of the financial statements required by Subsections 5.1(a) and 5.1(b), or the date of actual receipt by the Bank of such report of chief financial officer. Subject to and in accordance with the final paragraph of this definition, the Applicable Margin shall be effective for each Payment Period (or in the circumstances described in the final paragraph of this definition, such portion of a Payment Period) whether or not such Payment Period coincides with a LIBOR Period.
         The Leverage Ratio for any Payment Period shall be determined on the basis of the report of chief financial officer for the fiscal quarter then most recently ended, as required to be delivered to the Bank pursuant to Subsection 5.1(c) concurrently with the delivery by the Credit Parties of the financial statements required by Subsections 5.1(a) and 5.1(b) setting forth, among other things, a calculation of the Leverage Ratio.
         Anything herein to the contrary notwithstanding, the Applicable Margin shall be the highest rate provided for above (i) during any period when an Event of Default shall have occurred and be continuing or (ii) if any report of chief financial officer shall not be delivered when required by Subsection 5.1(c) (but only, in the case of this clause (ii), with respect to the portion of such Payment Period prior to the delivery of such report)."
                                    (2)   "INTEREST RATE PROTECTION PRODUCTS.
Any interest rate cap agreements, interest rate swap agreements, interest rate collar agreements, interest rate insurance and other agreements or arrangements designed to provide protection against fluctuations in interest rates."
                           (ii)     the definition of "Acquisition Facility
Conversion Date" is hereby deleted in its entirety and replaced with the following new definition:
                                    "ACQUISITION FACILITY CONVERSION DATE.
March 31, 2001."
                           (iii)    the  definition of "Acquisition Facility
Maturity Date" is hereby deleted in its entirety and replaced with the following new definition:
                                    "ACQUISITION FACILITY MATURITY DATE
March 31, 2006."
                           (iv)     the definition of "Indebtedness" is hereby
amended by deleting the word "and" before clause (f) and inserting the following language after the word "Subsidiaries" at the end of clause (f):
                                    ", and (g) all obligations under Interest
                                    Rate Protection Products. For purposes of calculating the outstanding amount of Indebtedness, the "principal amount" of the obligations of the Credit Parties and their Subsidiaries in respect of any Interest Rate Protection Product at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Credit Parties and their Subsidiaries would be required to pay if such Interest Rate Protection Product were terminated at such time."
                           (v)      the definition of "Obligations is hereby
deleted in its entirety and replaced with the following new definition:
                                    "OBLIGATIONS. Any and all obligations of the Credit Parties to the Bank of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising, regardless of how they arise or by what agreement or instrument, if any, including without limitation any Interest Rate Protection Product, and including obligations to perform acts and refrain from taking action as well as obligations to pay money."

                  (b) Subsection 2.7(b) is hereby in its entirety and replaced with the following:

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                                    "(b) From October 1, 1999 through and
                                    including the Acquisition Facility
                                    Conversion Date, each Acquisition Loan shall bear interest on the outstanding principal amount thereof at a rate per annum equal to either (i) the Base Rate, or (ii) the LIBOR Rate plus the Applicable Margin."

                              (c) Subsection 2.8(b) is hereby deleted in its entirety and replaced with the following:
                                    "(b) The Borrowers shall pay to the Bank during the Acquisition Facility Commitment Period a commitment fee, which shall accrue at a rate per annum (computed on the basis of the actual number of days elapsed over a 360-day year) equal to the percentage set forth below opposite the applicable Leverage Ratio for the fiscal quarter then most recently ended for which financial statements have been delivered pursuant to Subsections 5.1(a) and 5.1(b), on the average daily amount of the unborrowed portion of the Acquisition Facility Commitment, payable monthly in arrears on the last day of each month.


                                    Leverage Ratio                           Commitment Fee Rate
                                    --------------                           -------------------
                                    Greater than or equal to 2.00:1.00       .375%
                                    Greater than or equal to 1.25:1.00 and   .325%
                                    less than 2.00:1.00
                                    Less than 1.25:1.00                      .250%

                                    The applicable Leverage Ratio shall be
                                    determined on the basis of the report of chief financial officer for the fiscal quarter then most recently ended, as required to be delivered to the Bank pursuant to Subsection 5.1(c) concurrently with the delivery by the Credit Parties of the financial statements required by Subsections 5.1(a) and 5.1(b) setting forth, among other things, a calculation of the Leverage Ratio. Anything herein to the contrary notwithstanding, the commitment fee rate shall be the highest rate provided for above during any period when an Event of Default shall have occurred and be continuing."

                              (d)   Section 5.7 is hereby amended by deleting
clause (c) in its entirety and substituting in lieu thereof the following:
                                    "(c) as at the end of each fiscal quarter during Fiscal Year 2000 and each fiscal quarter thereafter of not greater than 2.50:1.00."

                              (e)   Section 6.1 is hereby amended by deleting
the word "and" at the end of Subsection 6.1(g) and by deleting Subsection 6.1(h) in its entirety and substituting in lieu thereof the following:
                                    "(h) Interest Rate Protection Products for the purpose of hedging in the ordinary course of business on terms and conditions acceptable to the Bank; and
                                    (i) other Indebtedness incurred by the
                                    Credit Parties after the date of this
                                    Agreement with prior approval of the Bank."

         4. Each of the Credit Parties hereby represents and warrants to the Bank that as of the date hereof all of the representations and warranties of the Credit Parties set forth in the Credit Agreement are true and correct and no Default or Event of Default has occurred and is continuing.
         5. Except as otherwise expressly set forth in this Amendment, nothing herein shall be deemed to constitute an amendment, modification or waiver of any of the terms and conditions of the Credit Agreement or the Notes, all of which terms and conditions shall remain in full force and effect as originally constituted and the undersigned shall remain obligated thereunder.
         6. This Amendment shall be deemed to be a contract made under seal and shall be governed by, and construed and enforced in accordance with the laws of The Commonwealth of Massachusetts, without regard to choice of law principles.
         7. This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument.
         8. This Amendment shall be effective as of the date on which each of the Borrowers and the Bank shall have executed and delivered to the Bank this Amendment.

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     IN WITNESS WHEREOF, the parties have caused this First Amendment to Second
Amended and Restated Credit and Security Agreement to be executed by their duly authorized officers as a sealed instrument as of the date first above written.

                                  "BORROWERS"
                                  THE DEWOLFE COMPANY, INC.

                                  By: /s/ Paul J. Harrington
                                  Name:  Paul J. Harrington
                                  Title:  President


                                  DEWOLFE RELOCATION SERVICES, INC.

                                  By: /s/ Patricia A. Griffin
                                  Name: Patricia Griffin
                                  Title: President


                                  REFERRAL ASSOCIATES OF NEW ENGLAND, INC.

                                  By: /s/ Patricia A. Griffin
                                  Name: Patricia Griffin
                                  Title: President


                                  THE DEWOLFE INSURANCE AGENCY, INC.

                                  By: /s/ Richard A. Pucci
                                  Name: Richard Pucci
                                  Title: President


                                  HILLSHIRE HOUSE, INC.

                                  By: /s/ Paul J. Harrington
                                  Name: Paul J. Harrington
                                  Title: President


                                  REAL ESTATE REFERRAL, INC.

                                  By: /s/ Richard B. DeWolfe
                                  Name: Richard B. DeWolfe
                                  Title: President


                                  J.W. RIKER NORTHERN RI, INC.

                                  By: /s/ Paul J. Harrington
                                  Name: Paul J. Harrington
                                  Title: President






                                  MARK STIMSON ASSOCIATES

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                                  By: /s/ Paul J. Harrington
                                  Name: Paul J. Harrington
                                  Title: President


                                  PAUL G. JEVNE, INC.

                                  By: /s/ Paul J. Harrington
                                  Name: Paul J. Harrington
                                  Title: President


                                  "GUARANTOR"
                                  THE DEWOLFE COMPANIES, INC.

                                  By: /s/ Richard B. DeWolfe
                                  Name: Richard B. DeWolfe
                                  Title: President


                                  "BANK"
                                  BANKBOSTON, N.A.

                                  By: /s/ Patricia Conry
                                  Name: Patricia Conry
                                  Title: Director